EXHIBIT 10.1
                               SEVERANCE AGREEMENT

         THIS SEVERANCE AGREEMENT (this "Agreement"), dated as of June 25, 2004 (the "Effective Date"), is entered into by and among Empire Financial Holding Company, a Florida corporation (the "Company"), and Kevin M. Gagne ("Gagne").

         WHEREAS, Gagne was a co-founder of the Company and has been a director, officer and employee of the Company since from its creation;

         WHEREAS, the Company and Gagne have entered into that certain employment agreement, dated March 22, 2000 (the "Employment Agreement"); and

         WHEREAS, the parties wish to provide for the severance of Gagne from the Company, upon the terms and provisions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the foregoing premises and the respective representations, warranties, covenants, agreements and conditions hereinafter set forth, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       RESIGNATION.

         Simultaneously with the execution of this Agreement, Gagne will resign as an officer, director and employee of the Company and each of its subsidiaries.

2.       EMPLOYMENT AGREEMENT.

         As of the Effective Date, the Company and Gagne agree that the Employment Agreement shall be terminated in all respects, with the exception of the provisions of Article 6: "Restrictive Covenants", which Article shall survive the execution of this Agreement in accordance with its respective terms, except for Section 6.3 which shall survive the execution of this Agreement, but shall be modified and amended as follows:

                  6.3 NON-COMPETITION. While employed by the Company and for a period of two years thereafter, the Executive shall not, directly or indirectly, whether as principal, agent, shareholder (except as set forth below) or in any other capacity, whether or not compensation is received, engage or participate in any activity for, be employed by, assist or have an equity interest in (other than as a passive investor of no more than five percent with no involvement in the management or conduct of the affairs of business of such entity) any business or other entity which directly or indirectly is engaged or plans to engage in the State of Florida in a business or operation similar to the securities business and operations conducted by the Company and its wholly-owned subsidiaries as of June 22, 2004 (other than investment banking services), including, without limitation (a) retail discount and full service brokerage operations, (b) the provision of services to independent registered representatives, (c) retail and wholesale order execution and market making services and (d) registered investment advisory services. The Executive acknowledges that the

Company: /s/DAW                                                   Gagne: /s/KMG
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         provisions of this Section 6.3 are reasonably necessary for the purposes of protecting the Company's and its subsidiaries' legitimate business interest and goodwill. It is accordingly the intention of the parties that this Section 6.3 be enforceable to the fullest extent permissible under applicable law. The Executive agrees, however, that in the event any restriction or limitation of this Section 6.3, or any portion thereof, shall be declared or held to be invalid or unenforceable by a court of competent jurisdiction, then such restriction or limitation shall be deemed amended to substitute or modify it, as either or both may be necessary, to render it valid and enforceable.

3.       SEVERANCE PAYMENTS.

         The Company agrees to make severance payment to Gagne in the amount of $10,000 per month, subject to any applicable tax withholding, for 36 months commencing on August 1, 2004. In the event that the Company (a) is more than 15 days late with respect to any payment, (b) sells all or substantially all of its assets, (c) merges into another entity and is not surviving the entity, (d) issues shares of its common stock or other securities convertible into shares of its common stock that resulted in the number of shares that Gagne beneficially owns as of the date of this Agreement constituting less than 30% of the Company's then outstanding common stock after giving effect to the conversion or exercise of all outstanding securities of the Company, then upon the occurrence of any such event the entire remaining severance payments shall automatically become due and payable with interest at eight percent per annum from the date of such event. The Company agrees that it will not exercise any right of set-off against the payments required to be made pursuant to the provisions of this Section.

4.       REGULATORY FILINGS.

         The Company shall promptly cause Empire Financial Group, Inc. to file a Form U-5 with the National Association of Securities Dealers, Inc.("NASD") to reflect that Gagne voluntarily resigned from the Company and each of its subsidiaries on the Effective Date and any other regulatory filings required to be made in connection with Gagne's voluntary resignation from the Company and its subsidiaries. The Company agrees that prior to filing any amendment to such Form U-5 and any of such regulatory filings it will provide Gagne the opportunity to review and discuss such amendment.

5.       REPRESENTATIONS AND WARRANTIES.

         5.1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to Gagne as follows:

                  (a) CORPORATE POWER. The Company has the requisite corporate power and authority to enter into this Agreement and consummate the transactions contemplated hereby.

                  (b) AUTHORITY. This Agreement and the transactions contemplated hereby have been authorized by all necessary corporate action of the Company and is a valid and binding agreement of the Company enforceable against the Company in accordance with its terms.

Company: /s/DAW                                                   Gagne: /s/KMG
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                  (c)      NO DEFAULTS. The execution, delivery and performance
                           of this Agreement and the consummation of the transactions contemplated hereby, do not and will not constitute a breach or violation of, or a default under, the Company's articles of incorporation or bylaws.

         5.2. REPRESENTATIONS AND WARRANTIES OF GAGNE. Gagne represents and warrants to the Company that (a) this Agreement is a legal, valid and binding obligation of Gagne, enforceable against Gagne in accordance with its terms and
(b) Gagne has returned to the Company, previously or simultaneously with the execution of this Agreement, all books, documents and records of the Company (whether copies or originals and whether on paper or stored electronically, including tape recordings or any conversations involving any employee of the Company) that are, directly and indirectly, in his possession, custody or control. Notwithstanding the foregoing, Gagne shall have the right to retain copies of any minutes or resolutions adopted by the board of directors or any committee thereof prior to the Effective Date, copies of his Company employee file and other documents or files approved by the President of the Company. Gagne acknowledges and agrees that copies of any of the minutes, files or documents retained by Gagne pursuant to the provisions of the immediately proceeding sentence shall continue to be governed by the non-disclosure provisions contained in 6.1(a) of the Employment Agreement, other than pursuant to court order or subpoena compelling such disclosure. Should Gagne or Gagne's representatives receive any such subpoena or court order compelling disclosure, Gagne shall immediately notify the Company so that it may have the opportunity to interpose an objection.

6.       MUTUAL RELEASE.

         (a) The Company, on behalf of itself and its officers, directors and employees solely in their capacity as officers, directors and employees of the Company and on behalf of the Company's subsidiaries, successors and assigns (collectively, the "Company Releasing Parties") do hereby irrevocably remise, release and forever discharge and shall hold harmless and indemnify (if any other person or entity files a claim by, on behalf of, or through any Company Releasing Party), Gagne from any and all costs (including costs of suit, attorney's fees and expenses), expenses, monies due or owing, suits, arbitrations, debts, obligations, claims, damages, demands, liabilities, actions and causes of action of every kind and character, known or unknown, by the Company Releasing Parties as of the date hereof, whether contingent or absolute, which any Company Releasing Party has had or now has against Gagne, accruing by reason of any cause, matter or thing whatsoever from the beginning of time to the date hereof, arising out of or related to Gagne's employment by the Company and any of its subsidiaries or to Gagne serving as an officer or director of the Company or any of its subsidiaries.

         (b) Gagne, on behalf of himself individually and in any capacity, including, without limitation, as an officer, director, or employee of the Company or any of its subsidiaries and his affiliates, successors, and assigns (collectively, the "Gagne Releasing Parties") does hereby irrevocably remise, release, acquit and forever discharge and shall hold harmless and indemnify (if any other person or entity makes a claim by, on behalf of, or through any Gagne Releasing Party), the Company and its officers, directors, shareholders,

Company: /s/DAW                                                   Gagne: /s/KMG
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subsidiaries, agents, legal counsel, accountants, service providers, employees, successors and assigns (collectively, the "Company Released Parties") from any and all costs (including costs of suit, attorney's fees and expenses), expenses, monies due or owing (except for amounts held by the Company Released Parties in the ordinary course of business in brokerage accounts), suits, arbitrations, debts, obligations, claims, damages, demands, liabilities, actions and causes of action of every kind and character, known or unknown, by Gagne as of the date hereof, whether contingent or absolute, which any Gagne Releasing Party has had or now has against any Company Released Party accruing by reason of any cause, matter or thing whatsoever from the beginning of time to the date hereof arising out of or related to Gagne's employment by the Company and any of its subsidiaries or to Gagne serving as an officer or director of the Company or any of its subsidiaries.

         (c) Claims released pursuant to the releases in this Section 6 include claims based on or arising out of fraud, negligence, gross negligence, libel, slander or other tortious act on the part of any person or entity being released pursuant hereto.

         (d) It is the specific intent and purpose of this instrument to be a full, final and complete, remise, release, discharge, compromise, settlement, accord and satisfaction of any and all claims or causes of action of every kind and character, whether known or unknown, and whether specifically mentioned or not, which may exist or might be claimed to exist from the beginning of time to the effective date hereof relating to Gagne's employment by the Company and any of its subsidiaries or to Gagne serving as an officer or director of the Company or any of its subsidiaries.

         (e) Each of the parties hereto acknowledges that it may hereafter discover facts different from, or in addition to, those which it or he, as the case may be, now believes to be true with respect to any and all of the liabilities, claims, causes of action, damages, costs or demands herein released.

         (f) Each of the parties hereto acknowledges that it is fully informed and aware of its or his, as the case may be, rights to receive independent legal advice regarding the advisability of entering into this release and has received independent legal advice from its or his, as the case may be, attorney with regard to the advisability of executing this release. Each of the parties hereto further acknowledges that it or he, as the case may be, has made an investigation of the facts pertaining to this release as it or he, as the case may be, has deemed necessary, and, further, acknowledges that it or his, as the case may be, has not relied upon any statement or representation of others.

         (g) Notwithstanding anything in this Section to the contrary, neither party shall release the other party for any obligation of the other party contained in this Agreement or in the provisions of the Employment Agreement referred to in Section 2.

7.       REGISTRATION RIGHTS.

         (a) Upon the written request of Gagne requesting that the Company effect pursuant to this Section the registration of Registrable Securities (as herein after defined) beneficially owned by Gagne under the Securities Act of 1933, as amended (the "Securities Act"), the Company shall within 30 days after receiving such written request file a registration statement covering the

Company: /s/DAW                                                   Gagne: /s/KMG
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sale of such Registrable Securities and, as expeditiously as reasonably possible, use its commercially reasonable efforts to effect the registration under the Securities Act of such Registrable Securities. The term "Registrable Securities" means (i) shares of Common Stock, $.01 par value, of the Company, now owned or hereafter acquired by Gagne, including, without limitation, through the exercise of stock options or warrants or the conversion of preferred stock or indebtedness, or (ii) any securities of the Company or securities of any successor corporation issued in exchange for, or in replacement of, such Common Stock. If Gagne proposes to distribute the Registrable Securities in an underwritten offering, then the Company shall have the right to select the lead book running underwriter, and Gagne shall have the right to select one co-managing underwriter reasonably acceptable to the Company. The Company shall not be obligated to take any action to effect any registration requested by Gagne pursuant to this Agreement (i) before December 31, 2004; (ii) after the Company has effected two registrations at the request of Gagne pursuant to this
Section 7(a) or (iii) after December 31, 2008.

         (b) If the Company, at any time prior to December 31, 2008, proposes to register any of its equity securities under the Securities Act (by reason of registration rights granted to any person, other than Gagne, or otherwise) on any form other than Form S-4 or Form S-8 (or any similar form then in effect), whether or not for sale for its own account, and if the registration form proposed to be used may be used for the registration of the Registrable Securities, the Company will in each such case give prompt written notice (and in any event at least 20 days' prior written notice prior to effectiveness of such registration statement) to Gagne of its intention to do so, such notice to specify the securities to be registered, the proposed amounts thereof and the date not less than 15 days thereafter by which the Company must receive Gagne's written indication of whether he will include any Registrable Securities owned by Gagne in such registration statement and advising Gagne of its rights under this Section 7(b). Upon the written request of Gagne made on or before the date specified in such notice (which request shall specify the number of shares of Registrable Securities intended to be disposed of by Gagne), the Company will use its commercially reasonable efforts to cause all such Registrable Securities which Gagne shall have so requested the registration thereof, to be registered under the Securities Act (with the securities that the Company at the time proposes to register), to the extent requisite to permit the sale or other disposition (in accordance with the intended methods thereof as aforesaid) by Gagne. No registration effected pursuant to a request or requests referred to in this Section 7(b) shall be deemed to have been effected pursuant to Section 7(a). Notwithstanding anything to the contrary in this Section 7(b), the Company shall have the right to discontinue any registration under this Section 7(b) at any time prior to the effective date of such registration if the registration of other securities giving rise to such registration under this Section 7(b) is discontinued; but no such discontinuation shall preclude an immediate or subsequent request for registration pursuant to Section 7(a).

          (c) The Company may suspend the effectiveness of any such registration statement in the event, and for such period of time as, such a suspension is required by the rules and regulations of the Securities and Exchange Commission ("SEC") as applied to the Company, and may suspend use of the prospectus included in the Registration Statement if such prospectus ceases to meet the requirements of Section 10 of the Securities Act. The Company will immediately advise Gagne of any such suspension, and will use its commercially reasonable efforts to cause such suspension to terminate at the earliest possible date. Gagne agrees that following receipt of any such notice, and until such

Company: /s/DAW                                                   Gagne: /s/KMG
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suspension is terminated, Gagne will not make use of the suspended prospectus and will make no sales requiring delivery of such prospectus.

         (d) Whenever required under this Section to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (i) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration to become effective as provided in Section 7(a) above, and keep such registration statement effective for at least nine months.

                  (ii) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement and notify the holders of the filing and effectiveness of such Registration Statement and any amendments or supplements.

                  (iii) Furnish to Gagne such numbers of copies of a current prospectus conforming with the requirements of the Act, copies of the registration statement, any amendment or supplement thereto and any documents incorporated by reference therein and such other documents as Gagne may reasonably require in order to facilitate the disposition of Registrable Securities owned by Gagne.

                  (iv) Use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such securities or "Blue Sky" laws of such jurisdictions in the United States as shall be reasonably requested by Gagne and keep such registration or qualification effective as long as required to permit sale of Registrable Securities thereunder, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                  (v) Notify Gagne immediately of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and use its commercially reasonable efforts to promptly update and/or correct such prospectus.

                  (vi) Furnish to Gagne included therein an opinion of counsel to the Company covering compliance of the registration statement, as to form, with the requirements of the Act and the rules thereunder, and covering the matters covered in the opinion filed as an exhibit to the registration statement.

                  (vii) List the Common Stock covered by such registration statement on any securities exchange or national market in the United States on which the Common Stock of the Company is then listed.

Company: /s/DAW                                                   Gagne: /s/KMG
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         (e) In the case of a registration under Section 7(b), if the Company or holders of securities initially requesting or demanding such registration have determined to enter into an underwriting agreement in connection therewith, all Registrable Securities to be included in such registration shall be subject to such underwriting agreement and Gagne may not participate in such registration unless Gagne agrees to sell Gagne's Registrable Securities on the basis provided in the underwriting arrangements approved by such holders and completes and/or executes all questionnaires, indemnities, underwriting agreements and other reasonable documents which must be executed under the terms of such underwriting arrangements.

         (f) In the case of a registration pursuant to Section 7(a), if the lead book running underwriter and any co-managing underwriter of such offering shall advise the Company and Gagne in writing that the total amount of securities requested to be included therein exceeds the amount of securities which can be sold in such offering or the amount of securities which can be sold in such offering at the price at which securities could be sold without such inclusion, the Company shall include in such registration: (i) first, all Registrable Securities of Gagne, (ii) second, all shares of Common Stock proposed to be sold by the Company and (iii) third, according to such priorities as the Company may agree with the holders of other securities seeking to participate in any registration.

         (g) In the case of a registration pursuant to Section 7(b), if the managing underwriter of such offering shall advise the Company and Gagne in writing that the total amount of securities requested to be included therein exceeds the amount of securities which can be sold in such offering or the amount of securities which can be sold in such offering at the price at which securities could be sold without such inclusion, the Company shall include in such registration: (i) first, all shares of Common Stock of the Company or the person exercising any contractual right to cause the preparation of the registration statement by the Company, as the case may be, (ii) second, all shares of Common Stock of the Company, in the event that the Company caused the preparation of the registration statement pursuant to a contractual obligation, and (iii) third, all shares of Registrable Securities proposed to be sold by Gagne and the holders of other securities of the Company seeking to participate in any registration allocated PRO RATA among such sellers, including Gagne, on the basis of the total number of shares of Common Stock requested to be included therein by such sellers.

         (h) If a registration under this Agreement shall be in connection with an underwritten public offering, Gagne shall be deemed to have agreed by acquisition of the Registrable Securities not to effect any public sale or distribution (including the filing of a Form 144 indicating an intention to sell or making any sale pursuant to Rule 144 under the Securities Act) of any Registrable Securities and not to effect any such public sale or distribution of any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (other than as part of such underwritten public offering) within 30 days before or 120 days after the effective date of such registration statement.

         (i) Notwithstanding anything to the contrary contained in this Agreement, Gagne shall not have any right to request that the Company effect pursuant to Section 7(a) the registration of any Registrable Securities under the Securities Act or to request that any Registrable Securities owned by Gagne

Company: /s/DAW                                                   Gagne: /s/KMG
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be included by the Company in any registration pursuant to Section 7(b), to the extent that Gagne has the right, by complying with the provisions of Rule 144 promulgated under the Securities Act (or any similar rule or regulation promulgated by the Commission), to sell all such Registrable Securities to be included in such registration. The Company agrees that to the extent Gagne proposes to sell or dispose of any Registrable Securities relying on the exemption contained in Rule 144 promulgated under the Securities Act (or any similar rule or regulation promulgated by the Commission), the Company will obtain, at its expense, an opinion of its legal counsel relating to such proposed sale or other disposition.

         (j) In connection with any registration pursuant to this Agreement, the Company will, whether or not any registration pursuant to this Agreement shall become effective, from time to time promptly upon receipt of bills or invoices relating thereto, pay all expenses, other than Selling Expenses (as hereinafter defined), incident to its performance of or compliance with this Agreement (the "Company Registration Expenses"), including without limitation all registration, filing and NASD fees, fees and expenses of compliance with securities or blue sky laws, word processing, duplicating and printing expenses, messenger and delivery expenses, fees and disbursements of counsel for the Company and the Company's independent public accountants and other persons retained by the Company. All expenses, other than Company Registration Expenses, including without limitation, fees and expenses of the Gagne's counsel, financial advisors and accountants, fees and expenses related to underwriting discounts and commissions applicable to the Registrable Securities to be sold by Gagne, shall be paid by Gagne (collectively, "Selling Expenses").

         (k) For purposes of this Section, Registrable Securities beneficially owned by Gagne shall include any Registrable Securities owned by any trust, partnership, corporation or other entity directly or indirectly controlled by Gagne.

8.       INDEMNIFICATION.

         (a) Pursuant to the terms of the articles of incorporation and bylaws of each of the Company and its subsidiaries, each of the Company and its subsidiaries have agreed to indemnify any of its present and former officer, director, agent or employee to the fullest extent permitted by law. The Company and Gagne desire to set forth in this Agreement the terms and provisions pursuant to which Gagne will be indemnified by the Company and each of its subsidiaries. The Company, on behalf of itself and its subsidiaries, shall indemnify Gagne in the event that Gagne is or becomes a party to, or other participant in, or is threatened to be made a party to, or other participant in, any Proceeding against any and all Expenses. Such payment of Expenses shall be made by the Company as soon as practicable, but in any event no later than 30 days after written demand by Gagne therefor is presented to the Company accompanied by proper receipts or other documentation evidencing or supporting the payment of such Expense by Gagne or with respect to a judgment or award against Gagne, such earlier time as a court or arbitration tribunal may have ordered. In consideration of the Company's payment or reimbursement of such Expenses, Gagne agrees that he shall promptly reimburse the Company for an amount equal to all such Expenses paid or reimbursed by the Company relating to such Proceeding, but only if, when and to the extent that a final decision as contemplated by Section 8(j) by a court having jurisdiction determines that such indemnification by the Company relating to any Proceeding was not lawful.

Company: /s/DAW                                                   Gagne: /s/KMG
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         (b) Notwithstanding any other provision of this Agreement, to the extent that Gagne has been successful on the merits or otherwise, including, without limitation, the dismissal of any Proceeding without prejudice, in defense of any Proceeding or in the defense of any claim, issue or matter therein, Gagne shall be indemnified against all Expenses incurred by Gagne in connection therewith and the Company shall not be entitled to be reimbursed by Gagne for such Expenses.

         (c) The Company and Gagne acknowledge and agree that neither the settlement by the Company of any claims, issue or matter against Gagne in any Proceeding nor the advancement of Expenses by the Company on Gagne's behalf shall, of itself, create a presumption that Gagne was entitled to indemnification by the Company nor shall the termination of any Proceeding by judgment, order, settlement or conviction or upon the plea of NOLO contendere or its equivalent create a presumption that Gagne was not entitled to indemnification by the Company.

         (d) Gagne shall, as a condition precedent to Gagne's right to be indemnified, give the Company notice in writing as soon as practicable of any Proceeding for which indemnification of Gagne by the Company will or could be sought; provided, however, that the failure or delay of Gagne to provide timely notice shall not effect Gagne's right to indemnification by the Company, except to the extent the rights of Gagne or the Company are actually prejudiced by such failure or delay. The Company acknowledges and agrees that Gagne has advised the Company of the Proceedings related to the trading of mutual fund shares by the Company on behalf of its customers that may be commenced against Gagne by the U.S. Securities and Exchange Commission and the Attorney General of the State of New York and the Proceeding currently pending in Florida state court brought by Richard L. Goble against the Company, Gagne and certain officers and directors of the Company and the Company agrees to pay or reimburse Gagne's Expenses with respect to such Proceedings in accordance with the terms of this Agreement.

         (e) Each of Gagne and the Company shall give the other such information and cooperation as the other may reasonably request or require, and as shall be within the other's power, in connection with the investigation or defense of, or participation in, any Proceeding, including, without limitation, providing the other with reasonable access to any information, documents, records, and/or copies thereof that may be in the possession, custody or control of the other that is relevant to any Proceeding.

         (f) The Company shall be entitled to assume the defense of any Proceeding with counsel approved by Gagne, which approval shall not be unreasonably withheld or delayed, upon the delivery to Gagne of written notice of its election so to do (whether or not Gagne has previously retained counsel with respect to such Proceeding). After delivery of such notice, approval of such counsel by Gagne and the retention of such counsel by the Company, the Company will not be liable to Gagne under this Agreement for any fees of counsel subsequently incurred by Gagne with respect to the same Proceeding; PROVIDED that Gagne shall have the right to employ Gagne's counsel as co-counsel in any such Proceeding at Gagne's expense. After the Company assumes the defense of any Proceeding, the Company shall have the right to conduct such defense as it sees fit in its sole discretion, provided that the Company shall have the right to settle any claim against Gagne, only if such settlement provides for a full release of Gagne with

Company: /s/DAW                                                   Gagne: /s/KMG
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respect to the matters covered by such Proceeding. Until the Company assumes the defense of such Proceeding, Gagne (i) shall assume the defense of such
Proceeding with counsel approved by the Company, which approval shall not be unreasonably withheld or delayed, (ii) shall be entitled to the payment or reimbursement of all Expenses as provided in this Agreement and (iii) shall have the right to conduct such defense as he sees fit in his sole discretion, provided that Gagne shall have the right to settle any claim against Gagne only with the approval of the Company, which approval shall not be unreasonably withheld or delayed, and only if such settlement provides for a full release of the Company with respect to the matters covered by such Proceeding.

         (g) The Company shall not be liable under this Agreement to make any payment in connection with any Proceeding against Gagne to the extent Gagne has otherwise actually received payment (under any insurance policy or otherwise) of the amounts otherwise indemnifiable by the Company to Gagne.

         (h) Both the Company and Gagne acknowledge that in certain instances, federal law or applicable public policy may prohibit the Company from indemnifying its directors, officers, or employees. Gagne understands and acknowledges that the Company may be required in the future to undertake with the Securities and Exchange Commission to submit the question of Gagne's right to indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Gagne; provided, however, that the Company shall continue to comply with its indemnification obligations to Gagne contained in this Section.

         (i) The Company shall, from time to time, make the good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of insurance providing the officers and directors of the Company with coverage for losses from wrongful acts. Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. In all policies of director and officer liability or other insurance, Gagne shall have the same rights and benefits as are accorded to the Company's directors and officers. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if the Company determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage proved, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or if the Company does not have the financial resources to pay for such insurance.

         (j) Notwithstanding anything to the contrary contained in this Agreement or otherwise:

                  (i) Gagne agrees that he shall promptly reimburse the Company for an amount equal to all Expenses paid or reimbursed by the Company relating to any Proceeding, if a final decision by a court having jurisdiction shall have determined that such indemnification is not lawful (but only after either the final adjudication of the claims, issues or matter against Gagne relating to such Proceeding has occurred or after such claims, issue or matter against Gagne has been settled and after payment of Expenses has been made or reimbursed to Gagne in connection with such Proceeding) and, thereafter, the Company shall not

Company: /s/DAW                                                   Gagne: /s/KMG
         -------                                                         -------
         be required to otherwise indemnify or advance Expenses to Gagne with respect to such Proceeding;

                  (ii) The Company shall have no obligation to indemnify or advance Expenses to Gagne with respect to Proceedings initiated or brought voluntarily by Gagne and not by way of defense; or

                  (iii) The Company shall have no obligation to indemnify or advance Expenses to Gagne with respect to any Proceeding for an accounting of profits arising from the purchase and sale by Gagne of securities of the Company in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, or any similar provisions of any federal, state or local statute.

         (k) As used in this Section, the following terms and phrases shall have the meanings set forth below:

                  (i) "EXPENSES" shall include any and all expenses (including reasonable attorneys' fees) costs, obligations, judgments, fines, interest, penalties and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld or delayed) reasonably incurred by Gagne in connection with investigating, defending, or participating in (including on appeal) a Proceeding.

                  (ii) "PROCEEDING" shall mean any threatened, pending or completed action, suit, proceeding, arbitration or alternative dispute resolution mechanism, or any hearing, inquiry or investigation that Gagne in good faith believes might lead to the institution of any such action, suit, proceeding, arbitration or alternative dispute resolution mechanism, whether brought by or in the right of the Company or any of its subsidiaries or by a third party, and whether civil, criminal, administrative, investigative or other, in which Gagne was or is or becomes a party to or other participant in, or is threatened to be made a party to or other participant by reason of (or arising in part out of) any event or occurrence related to the fact that Gagne is or was a director, officer or employee of the Company or any of its subsidiaries, or is or was serving at the request of the Company or any of its subsidiaries as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action or inaction on the part of Gagne while serving in such capacity.

9.       NON-DISPARGEMENT.

         Gagne hereby agrees not to make (including orally, in writing or utilizing the Internet) any disparaging or negative comment to any other person or entity regarding (a) the Company Released Parties or their legal counsel, (b) his work conditions or (c) the circumstances surrounding this Agreement or his separation from the Company. The Company hereby agrees not to make (including orally, in writing or utilizing the Internet) any disparaging or negative comment to any other person or entity regarding (a) Gagne or his legal counsel,
(b) the

Company: /s/DAW                                                   Gagne: /s/KMG
         -------                                                         -------
circumstances surrounding this Agreement or Gagne's separation from the Company, or (c) regarding the quality or nature of Gagne's performance of services for the Company.

10.      MISCELLANEOUS.

         10.1. NO ASSIGNMENT. Except as provided herein, the parties hereby represent and warrant to each other that they have not made any sale, assignment, transfer, conveyance or other disposition of any of their actual or potential claims, actions, cross-claims, counterclaims, defenses and causes of action against each other and that they are authorized to execute, deliver and perform under this Agreement.

         10.2. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained herein or made in writing by any party in connection herewith will survive the execution and delivery of this Agreement indefinitely.

         10.3. TIME IS OF THE ESSENCE. Time is of the essence.

         10.4. ARBITRATION; VENUE. Except with respect to an action for specific performance or for any injunctive or other equitable relief sought by any party and except with respect to the enforcement of any obligation of the Company or Gagne contained in Section 8, any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be required to be submitted to binding arbitration. Either party shall have the right to commence arbitration proceedings. The arbitration proceedings shall be conducted by three arbitrators pursuant to the arbitration rules of the NASD. The arbitration shall be conducted in Orlando, Florida and the arbitrators shall have the right to award actual damages, but shall not have the right to award attorneys' fees and costs, punitive, special, exemplary or consequential damages against any party. Any arbitral award resulting from such proceeding or settlement in connection therewith shall be held in strict confidence by the parties hereto, unless the disclosure of such award or settlement is required by law. Sole and exclusive venue for enforcement of any arbitral award, for any injunctive or other equitable relief and for any proceedings between Gagne and the Company arising out of Section 8 shall be in the trial courts in and for Seminole County, Florida.

         10.5. WAIVER. The failure of any party to declare any default immediately upon occurrence thereof, or delay in taking any action in connection therewith, shall not waive such default, but the parties hereto shall have the right to declare any such default at any time. No waiver by any party of a default by another party shall be implied, and no express waiver by any party shall affect any default other than the default specified in such waiver and then only for the time and extension stated therein. No waiver of any term, provision, condition or covenant of this Agreement by any party shall be deemed to imply or constitute a further waiver by any party of any other term, provision, condition or covenant of this Agreement. Notwithstanding any applicable law, the terms of this Section and the other provisions of this Agreement may not be waived by any prior, contemporaneous, concurrent, or subsequent course of dealing, course of conduct or trade practice.

         10.6. ARMS-LENGTH AGREEMENT. The parties hereto mutually acknowledge and agree that this Agreement and the matters memorialized herein have been fully negotiated with the assistance of counsel at arms-length. The parties

Company: /s/DAW                                                   Gagne: /s/KMG
         -------                                                         -------
further stipulate and agree that (a) the choice of law, venue and jurisdiction clauses contained in this Agreement are reasonable, (b) neither party had overwhelming bargaining power and (c) all parties were represented by counsel of their choice and were fully advised concerning this Agreement.

         10.7. ENTIRE AGREEMENT. The parties are not relying upon any prior, contemporaneous, or concurrent oral, tacit, or written representation, statement, letter agreement, understanding, side-deal, inducement, warranty, or utterance as an inducement to enter into this Agreement. This written Agreement constitutes the entire understanding of the parties with respect to the disposition of the matters contained herein and all oral, tacit, or written representations, side-deals, conversations, inducements, understandings, warranties, utterances or agreements made prior to, contemporaneously with, and/or concurrently with the execution and delivery of this Agreement are merged into this written document and are of no further force and effect.

         10.8. MODIFICATIONS. No change, modification or waiver of any provision of this Agreement shall be valid or binding unless it is in writing and signed by all parties to this Agreement. Notwithstanding any applicable law, the terms of this Section and all other provisions of this Agreement may not be waived by any prior, contemporaneous, concurrent, or subsequent course of dealing, course of conduct, trade practice, or attempted modification.

         10.9. SUCCESSORS AND PARTIES IN INTEREST. This Agreement is binding upon all parties and, as applicable, its or his officers, directors, shareholders, affiliates, parent companies, subsidiaries, related entities, employees, representatives, legal representatives, assigns, transferees, predecessors, heirs, partners, principals, attorneys and agents.

         10.10. CONSTRUCTION. This Agreement was negotiated and prepared jointly by the parties hereto and their respective legal counsel. The provisions of this Agreement shall be construed according to their fair meaning and neither for nor against any party hereto irrespective of which party caused such provisions to be drafted. The headings in this Agreement are only for convenience and cannot be used in interpretation.

         10.11. ATTORNEYS' FEES. In any proceeding to enforce or concerning this Agreement, neither party be entitled to recover their attorneys' fees and costs from the other party.

         10.12. CHOICE OF LAW. This Agreement shall be construed in accordance with the laws of the State of Florida, and any dispute arising out of, connected with, related to, or incidental to the relationship between the parties in connection with this Agreement, whether arising in tort, contract, equity, or otherwise, shall be resolved in accordance with the internal laws (as opposed to the conflicts of laws provisions) and decisions of the State of Florida and, to the extent applicable, federal law.

         10.13. SEVERABILITY. Wherever possible, each portion of this Agreement shall be interpreted in such a manner as to be valid, effective and enforceable under the applicable law. If any portion of this Agreement is held to be invalid, illegal, against public policy, or unethical by a court of competent jurisdiction or other regulatory or administrative authority, under the terms hereof, such provision shall be severed therefrom and such invalidity shall not affect any other portion of this Agreement, the balance of which shall remain in, and have its intended, full force and effect.

Company: /s/DAW                                                   Gagne: /s/KMG
         -------                                                         -------

         10.14. NOTICES. All notices permitted under this Agreement shall be sent to:

         FOR GAGNE:            1911 Lake Markham Preserve Trail
                               Sanford, Florida 32771

         WITH A COPY TO:       Goldstein & DiGioia, LLP
                               45 Broadway - 11th Floor
                               New York, New York 10006
                               Attn: Stanley R. Goldstein, Esq.
                               Facsimile: 212-557-0295

         FOR THE COMPANY:      Empire Financial Holding Company
                               2170 West State Road 434
                               Longwood, Florida 32779
                               Attention: Donald A. Wojnowski Jr., President
                               Facsimile: 407-830-5078

         WITH A COPY TO:       Greenberg Traurig, LLP
                               13155 Noel Road, Suite 600
                               Dallas, Texas  75240
                               Attn:  Phillip J. Kushner, Esq.
                               Facsimile: 972-628-4603

or such other addresses which the parties may designate in writing from time to time.

         10.15. COUNTERPARTS. If the parties deem it expedient, this Agreement may be executed in counterparts, with each counterpart being of equal dignity.

         10.16. FURTHER DOCUMENTS. In the event that further documents are required or permitted to be executed in order to effectuate the purposes of this Agreement, then each of the Company and Gagne hereby covenant and agree that they shall execute such documents within three business days of receipt of such request, together with a copy of the proposed documents.

         10.17. MUTUAL SIGNATURE. The parties expressly acknowledge and agree that this Agreement is not binding on any party unless and until it has been signed by all parties in the spaces provided below or in counterparts and unless and until payment has been made as contemplated hereunder.

         10.18. LEGALITY. The parties represent, warrant and covenant that they know of no reason why this Agreement is in violation of any federal, state, or local statute, regulation, rule or ordinance.

         10.19. NON-ADMISSION OF LIABILITY. Neither this Agreement nor anything contained herein shall constitute or is to be construed as an admission by any party hereto as evidence of any liability, wrongdoing or unlawful conduct.

Company: /s/DAW                                                   Gagne: /s/KMG
         -------                                                         -------

         10.20. JURY TRIAL. AS A MATERIAL INDUCEMENT TO ENTER INTO THIS AGREEMENT, THE PARTIES HEREBY WAIVE ANY RIGHT TO A JURY TRIAL OR TO HAVE A JURY PARTICIPATE IN RESOLVING A DISPUTE, WHETHER SOUNDING IN TORT, CONTRACT, EQUITY, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT.





Company: /s/DAW                                                   Gagne: /s/KMG
         -------                                                         -------

         IN WITNESS WHEREOF, the parties hereto have executed this Severance Agreement on the date first set forth above.

                                        EMPIRE FINANCIAL HOLDING COMPANY,
                                        a Florida corporation


                                        By: /s/ Donald A. Wojnowski Jr.
                                            ---------------------------
                                            Donald A. Wojnowski Jr.
                                            President


                                        KEVIN M. GAGNE, individually

                                              /s/ Kevin M. Gagne
                                        ----------------------------
                                                Kevin M. Gagne

STATE OF FLORIDA           )
                           ) SS:
COUNTY OF SEMINOLE         )


         The foregoing instrument was sworn to and acknowledged before me June 25, 2004 by Donald A. Wojnowski Jr., President of EMPIRE FINANCIAL HOLDING COMPANY, a Florida corporation. He personally appeared before me, is personally known to me or produced ______personally known______ as identification, and did take an oath.

                                        Notary: /s/ Dawn Lopez
                                                ---------------
                                        Print Name: Dawn Lopez
                                                    -----------
                                        Notary Public, State of Florida
                                        My commission expires: April 3, 2006
                                                               -------------

STATE OF FLORIDA           )
                           ) SS:
COUNTY OF SEMINOLE         )


         The foregoing instrument was sworn to and acknowledged before me June 25, 2004 by KEVIN M. GAGNE, individually. He personally appeared before me, is personally known to me or produced _____personally known_____ as identification, and did take an oath.

                                        Notary: /s/ Dawn Lopez
                                                ---------------
                                        Print Name: Dawn Lopez
                                                    -----------
                                        Notary Public, State of Florida
                                        My commission expires: April 3, 2006
                                                               -------------

         For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Empire Financial Group, Inc. and Empire Investment Advisors, Inc., each jointly and severally, unconditionally guarantee to Kevin
M. Gagne the punctual payment (without setoff or defense) of all financial obligations of Empire Financial Holding Company contained in Section 8 of the foregoing Severance Agreement.

                                        EMPIRE FINANCIAL GROUP, INC.,
                                        a Florida corporation


                                        By: /s/ Donald A. Wojnowski Jr.
                                            ---------------------------
                                            Donald A. Wojnowski Jr.
                                            President

                                        EMPIRE INVESTMENT ADVISORS, INC.,
                                        a Florida corporation


                                        By: /s/ Donald A. Wojnowski Jr.
                                            ---------------------------
                                            Donald A. Wojnowski Jr.
                                            President





                                        Notary: /s/ Dawn Lopez
                                                ---------------
                                        Print Name: Dawn Lopez
                                                    -----------
                                        Notary Public, State of Florida
                                        My commission expires: April 3, 2006
                                                               -------------